                                                                    EXHIBIT 99.1

Financial Statements

OCTIGABAY SYSTEMS CORPORATION
June 30, 2003
(A Development Stage Company)
(expressed in United States dollars)

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of OCTIGABAY SYSTEMS CORPORATION

We have audited the accompanying balance sheets of OctigaBay Systems Corporation as of June 30, 2003 and 2002 and the related statements of loss, stockholders' deficiency and cash flows for the year ended June 30, 2003 and for the period from December 19, 2001 (date of incorporation) to June 30, 2002. These financial statements are the responsibility of the OctigaBay Systems Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the OctigaBay Systems Corporation as at June 30, 2003 and 2002 and the results of its operations and its cash flows for the year ended June 30, 2003 and for the period from December 19, 2001 (date of incorporation) to June 30, 2002 in conformity with accounting principles generally accepted in the United States.

On August 15, 2003, we reported separately to the shareholders of OctigaBay Systems Corporation on the financial statements for the same period, prepared in accordance with accounting principles generally accepted in Canada.

Vancouver, Canada,
August 15, 2003.
                                                           /s/ Ernst & Young LLP
                                                           Chartered Accountants

OCTIGABAY SYSTEMS CORPORATION

                                 BALANCE SHEETS

As at June 30                                        (expressed in U.S. dollars)

                                                                 2003            2002
                                                                   $               $
                                                              -----------    -----------
ASSETS
CURRENT

Cash [note 4]                                                   5,743,762             --
Short-term investments [note 4]                                 8,710,376             --
Accounts receivable [note 3]                                      317,357             --
Investment tax credits receivable [note 10]                       500,928             --
Goods and services taxes receivable                                91,974             --
Prepaid expenses                                                   62,476             --
                                                               ----------       --------
TOTAL CURRENT ASSETS                                           15,426,873             --
Capital assets [notes 5 and 6[b]]                                 861,918         12,747
Other assets                                                       59,374             --
                                                               ----------       --------
TOTAL ASSETS                                                   16,348,165         12,747
                                                               ==========       ========
LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT

Bank indebtedness                                                      --            142
Accounts payable                                                  140,358             --
Wages payable [note 6[a]]                                         145,502        168,184
Accrued liabilities                                                39,078          3,423
Amounts due to related parties [note 6[b]]                             --         31,309
Deferred lease inducement                                         108,772             --
                                                               ----------       --------
TOTAL CURRENT LIABILITIES                                         433,710        203,058
                                                               ----------       --------
Long term deferred lease inducement                               226,683             --
Dividends payable [note 8]                                        707,607             --
                                                               ----------       --------
TOTAL LIABILITIES                                               1,368,000        203,058
                                                               ----------       --------
Preferred shares [note 8[b]]                                   17,184,781             --

Commitments [note 12]

STOCKHOLDERS' DEFICIENCY
Common stock [note 9]
   Unlimited shares authorized, no par value, issued and
   outstanding 16,706,596 shares [2002 - 15,000,000 shares]       630,279            635
Additional paid in capital [note 9[c]]                              4,025             --
Accumulated deficit                                            (2,634,954)      (183,852)
Accumulated other comprehensive loss                             (203,966)        (7,094)
                                                               ----------       --------
TOTAL STOCKHOLDERS' DEFICIENCY                                 (2,204,616)      (190,311)
                                                               ----------       --------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                 16,348,165         12,747
                                                               ==========       ========

See accompanying notes

OCTIGABAY SYSTEMS CORPORATION

                               STATEMENTS OF LOSS

                                                     (expressed in U.S. dollars)


                                                                 PERIOD FROM   PERIOD FROM
                                                                 DECEMBER 19,  DECEMBER 19,
                                                  YEAR ENDED       2001 TO       2001 TO
                                                   JUNE 30,        JUNE 30,      JUNE 30,
                                                    2003             2002         2003
                                                      $               $            $
                                                   ---------     ------------  -----------
OPERATING EXPENSES

Marketing [notes 5 and 6[a]]                         150,681        56,134        206,815
Research and development [notes 5, 6[a] and 10]      757,390        55,378        812,768
General and administrative [notes 5 and 6[a]]        287,842        72,340        360,182
                                                   ---------       -------      ---------
Total operating expenses                           1,195,913       183,852      1,379,765
                                                   ---------       -------      ---------
Loss from operations                               1,195,913       183,852      1,379,765
                                                   =========       =======      =========
OTHER INCOME (EXPENSE)

Interest income                                      146,492            --        146,492
Interest expense                                        (166)           --           (166)
Foreign exchange loss                               (699,158)           --       (699,158)
                                                   ---------       -------      ---------
Total other income (expense)                        (552,832)           --       (552,832)
                                                   ---------       -------      ---------
NET LOSS                                           1,748,745       183,852      1,932,597
Foreign currency translation adjustments             196,872         7,094        203,966
                                                   ---------       -------      ---------
COMPREHENSIVE LOSS                                 1,945,617       190,946      2,136,563
                                                   =========       =======      =========

See accompanying notes

OCTIGABAY SYSTEMS CORPORATION

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                                                     (expressed in U.S. dollars)



                                                                                                     ACCUMULATED
                                                   COMMON STOCK           ADDITIONAL                    OTHER           TOTAL
                                              -----------------------      PAID IN    ACCUMULATED   COMPREHENSIVE   STOCKHOLDERS
                                               SHARES         AMOUNT       CAPITAL      DEFICIT         LOSS         DEFICIENCY
                                                  #              $            $            $              $              $
                                              ----------      -------       -----     ----------       --------      ----------
Balance, December 19, 2001 (date of
 incorporation)                                       --           --          --             --             --              --
Issuance of common shares upon
 incorporation of the Company                 15,000,000          635          --             --             --             635
Net loss                                              --           --          --       (183,852)            --        (183,852)
Foreign currency translation adjustments              --           --          --             --         (7,094)         (7,094)
                                              ----------      -------       -----     ----------       --------      ----------

BALANCE AT JUNE 30, 2002                      15,000,000          635          --       (183,852)        (7,094)       (190,311)
                                              ==========      =======       =====     ==========       ========      ==========
Issuance of common shares upon
 conversion of convertible promissory
 notes [note 7]                                1,706,596      629,644          --             --             --         629,644
Stock-based compensation [note 9[c]]                  --           --       4,025             --             --           4,025
Cumulative dividends for Class A preferred
 shares [note 8]                                      --           --          --       (702,357)            --        (702,357)
Net loss                                              --           --          --     (1,748,745)            --      (1,748,745)
Foreign currency translation adjustments              --           --          --             --       (196,872)       (196,872)
                                              ----------      -------       -----     ----------       --------      ----------
BALANCE AT JUNE 30, 2003                      16,706,596      630,279       4,025     (2,634,954)      (203,966)     (2,204,616)
                                              ==========      =======       =====     ==========       ========      ==========



See accompanying notes

OCTIGABAY SYSTEMS CORPORATION

                       STATEMENTS OF CASH FLOWS

                                                     (expressed in U.S. dollars)

                                                                           PERIOD FROM     PERIOD FROM
                                                                           DECEMBER 19,    DECEMBER 19,
                                                          YEAR ENDED         2001 TO          2001 TO
                                                            JUNE 30,         JUNE 30,         JUNE 30,
                                                             2003              2002            2003
                                                               $                 $               $
                                                          -----------      -----------      -----------
OPERATING ACTIVITIES
Net loss for the period                                    (1,748,745)        (183,852)      (1,932,597)
Items not involving cash:
   Amortization of capital assets                              50,799            1,053           51,852
   Amortization of leasehold inducement                       (14,257)              --          (14,257)
   Non-cash stock option compensation                           4,025               --            4,025
   Non-cash leasehold inducement                               30,411               --           30,411
   Write off of capital assets                                  6,792               --            6,792
                                                          -----------      -----------      -----------
                                                           (1,670,975)        (182,799)      (1,853,774)
Changes in non-cash working capital:

   Investment tax credits receivable                         (400,433)              --         (400,433)
   Goods and services taxes receivable                        (82,092)              --          (82,092)
   Prepaid expenses                                          (108,759)              --         (108,759)
   Accounts payable                                           121,719               --          121,719
   Wages payable                                              (39,038)              --          122,877
   Accrued liabilities                                         35,001          165,210           38,296
                                                          -----------      -----------      -----------
CASH USED IN OPERATING ACTIVITIES                          (2,144,577)         (17,589)      (2,162,166)
                                                          -----------      -----------      -----------
FINANCING ACTIVITIES
Increase (decrease) in bank indebtedness                         (143)             137               (6)
(Repayment of) proceeds from loans from related party         (31,443)          30,142           (1,301)
Proceeds from issuance of convertible notes                   623,019               --          623,019
Proceeds from issuance of common shares                            --              635              635
Proceeds from issuance of preferred shares                 14,922,680               --       14,922,680
Share issuance cost - preferred shares                        (90,184)              --          (90,184)
                                                          -----------      -----------      -----------
CASH PROVIDED BY FINANCING ACTIVITIES                      15,423,929           30,914       15,454,843
                                                          -----------      -----------      -----------
INVESTING ACTIVITIES

Acquisition cost of capital assets                           (861,807)         (13,325)        (875,132)
Purchase of short term investments                         (7,783,827)              --       (7,783,827)
                                                          -----------      -----------      -----------
CASH USED IN INVESTING ACTIVITIES                          (8,645,634)         (13,325)      (8,658,959)
                                                          -----------      -----------      -----------
Effect of foreign exchange rate changes on cash             1,110,044               --        1,110,044
INCREASE IN CASH DURING THE PERIOD                          5,743,762               --        5,743,762
Cash, beginning of period                                          --               --               --
                                                          -----------      -----------      -----------
CASH, END OF PERIOD                                         5,743,762               --        5,743,762
                                                          -----------      -----------      -----------
SUPPLEMENTAL CASH FLOW INFORMATION
Interest received                                             119,930               --          119,930
                                                          -----------      -----------      -----------

See accompanying notes

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002

                                                     (expressed in U.S. dollars)

1. NATURE OF BUSINESS

OctigaBay Systems Corporation (the "Company") was incorporated under the Companies Act (British Columbia) in December 2001. On July 17, 2002, the Company continued under the Canada Business Corporation Act and changed its name from 639231 British Columbia Ltd. to OctigaBay Systems Corporation.

The Company is developing new computing architecture aimed to optimize performance for simulation and modeling applications. The Company is in the development stage. The Company is headquartered in Burnaby, British Columbia.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[A] USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the recognized amounts of revenues and expenses during each reporting period. Actual results, however, may differ from those estimates.

[B] FOREIGN CURRENCY TRANSLATION

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company is the Canadian dollar. Assets and liabilities are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange for the reporting period. Translation gains and losses are recorded as a separate component of stockholders deficiency, and transaction gains and losses are reflected in determining net loss.

The cumulative foreign currency translation adjustment is reported as a separate component of stockholder's deficiency.

[C] SHORT-TERM INVESTMENTS

The Company classifies commercial paper and other debt instruments as short-term investments. In accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", and, based on the Company's intention to have the marketable securities available to support its current operations, the Company classifies all marketable securities as available-for-sale. All investments are carried at amortized cost, which approximates fair market value.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

[D] INVESTMENT TAX CREDITS

Investment tax credits are recorded using the cost reduction approach. Investment tax credits related to current research and development expenditures are included in the statement of loss as a reduction of expenses. Investment tax credits related to the acquisition of capital assets are deducted from the cost of the related capital assets with any amortization calculated on the net amount.

[E] CAPITAL ASSETS AND AMORTIZATION

Capital assets are initially recorded at cost less related investment tax credits. Amortization is calculated using the straight-line method at the following annual rates:

Computer hardware                3 years
Computer software                3 years
Furniture and fixtures           5 years
Leasehold improvements           remaining term of lease

[F] LEASES

Leases have been classified as either capital or operating leases. Leases which transfer substantially all of the benefits and risks incidental to the ownership of assets are accounted for as if there was an acquisition of an asset and incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

[G] DEFERRED LEASE INDUCEMENTS

Deferred lease inducements represent rent-free periods and cash payments from the landlord for use in leasehold improvements, and are being amortized on a straight-line basis over the term of the lease and recorded as a reduction of rent expense.

[H] RESEARCH AND DEVELOPMENT

Research and development costs are expensed in the year incurred.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

[I] EQUITY FINANCING FEES

Costs associated with share issuance are recorded as a reduction of capital stock. The costs are deferred to the extent that they have been incurred and the share issuance has not yet occurred.

[J] PREFERRED SHARES

For accounting purposes, the Class A preferred shares are presented as mezzanine equity in the financial statements as the redemption provisions are not entirely within the Company's control.

[K] STOCK BASED COMPENSATION

The Company accounts for stock-based employee compensation arrangements using the intrinsic value method in accordance with the provisions of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," ("APB 25") and complies with the disclosure provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), as amended by Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123" ("SFAS 148").

Under APB 25, compensation expense for employees is based on the excess, if any, between fair value of the Company's stock and the exercise price, on the date of the grant. The Company accounts for stock issued to non-employees at fair value in accordance with SFAS 123. The Company uses the Black-Scholes option pricing model to determine the fair value of stock options granted to non-employees.

[L] INCOME TAXES

The Company follows the liability method for accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect for the year in which the differences are expected to reverse.

[M] COMPREHENSIVE LOSS

Comprehensive loss is comprised of foreign currency translation gains and losses. The Company has reported the components of comprehensive loss on the statement of loss.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

[N] RECENT ACCOUNTING PRONOUNCEMENT

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("FAS 150"). Mezzanine equity, defined as preferred stock subject to mandatory redemption requirements or whose redemption is outside the control of the issuer, is currently required by the SEC to be presented outside of stockholders' equity and below total liabilities. FAS 150 requires financial instruments to be classified as liabilities or equity; as such, mezzanine equity would be eliminated.

This statement is effective for the Company in the fiscal year beginning July 1, 2003. The Company has not determined the impact, if any, that the adoption of this accounting pronouncement will have on its financial results.

3. FINANCIAL INSTRUMENTS AND CONCENTRATION OF RISK

The Company's financial instruments consist of short-term investments, accounts receivable, amounts due to related parties, investment tax credits receivable, goods and services taxes receivable, accounts payable, wages payable and accrued liabilities. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying value, unless otherwise noted.

At June 30, 2003, accounts receivable is concentrated in one party, which comprised 100% of the total balance. The amount was paid in full subsequent to the year-end.

4. CASH AND SHORT-TERM INVESTMENTS

At June 30, 2003, included in cash is $2,908,202 (CDN$3,918,802) of cash denominated in Canadian dollars, and $2,835,560 of cash denominated in U.S. dollars.

At June 30, 2003, included in short term investments are $6,679,888 (CDN$9,001,149) of commercial paper denominated in Canadian dollars, $2,000,729 of commercial paper denominated in U.S. dollars and $29,759 of interest receivable related to the Company's short-term investments.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

4. CASH AND SHORT-TERM INVESTMENTS (CONT'D)

The Company classifies its investments in debt securities as available-for-sale and records these investments at the amortized cost, which approximates their fair value. Gains and losses on available-for-sale securities held at June 30, 2003 and gross realized gains or losses on sales of available-for-sale securities during the year ended June 30, 2003 were not significant.

5. CAPITAL ASSETS

                                                ACCUMULATED     NET BOOK
                                     COST       AMORTIZATION      VALUE
                                      $              $             $
                                    -------     ------------    ---------
2003
Computer hardware                   153,980        22,767        131,213
Computer software                   176,407        10,767        165,640
Furniture and fixtures              206,620         7,198        199,422
Leasehold improvements              383,055        17,412        365,643
                                    -------        ------        -------
                                    920,062        58,144        861,918
                                    =======        ======        =======

2002
Computer hardware                    13,478         1,075         12,403
Furniture and fixtures                  363            19            344
                                    -------        ------        -------
                                     13,841         1,094         12,747
                                    =======        ======        =======

Capital assets amortization expense included in marketing, research and development, and general and administrative expense, amounted to:

                          $
                       -------
2003                    50,799
2002                     1,053


Investment tax credits of $16,616 and $35,678 related to the acquisition of capital assets are deducted from the cost of computer hardware and computer software, respectively.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

6. RELATED PARTY TRANSACTIONS

[A] SERVICES PROVIDED BY RELATED PARTIES

Related party transactions are in the normal course of operations and are recorded at amounts established and agreed between the related parties.

Included in wages payable at June 30, 2002 is $148,397 related to salaries due to three officers of the Company for the period from December 19, 2001 to June 30, 2002. The total amount of the salaries was allocated to marketing, research and development and general and administrative expense in the amount of $52,384, $52,384 and $57,146, respectively. During the year ended June 30, 2003, each of the officers signed waivers and released the Company of any obligations to repay these amounts. Consequently, these amounts were credited to operating expenses in the accompanying statements of loss in the year ended June 30, 2003.

The Company was charged $2,000 in fees for general business consulting services by a company owned by a director in the year ended June 30, 2003 [2002 - $nil]. This amount is included in general and administrative expenses and was paid in full in the year ended June 30, 2003.

[B] PURCHASE OF CAPITAL ASSETS

Certain stockholders incurred $16,817 of operating expenses and purchased $13,325 of capital assets on behalf of the Company in the period from December 19, 2001 to June 30, 2002. These amounts are included in amounts due to related parties at June 30, 2002. These amounts were non-interest bearing and were repaid to the stockholders in the year ended June 30, 2003.

[C] CONVERTIBLE PROMISSORY NOTES

In July 2002, the Company issued $316,263 of non-interest bearing convertible promissory notes to a partnership controlled by certain stockholders, officers and directors of the Company [see note 7].

7. CONVERTIBLE PROMISSORY NOTES

In July and October 2002, the Company issued $622,625 of non-interest bearing convertible promissory notes (the "Notes") to a group of individuals, including certain stockholders, officers and directors of the Company. The Notes are payable on demand at any time after December 31, 2004. In the event that the Company obtains venture capital financing prior to December 31, 2004, the Notes are converted into fully paid common shares of the Company on a one-to-one basis.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

7. CONVERTIBLE PROMISSORY NOTES (CONT'D)

In December 2002, the Company completed a round of venture capital financing [see note 8]. Accordingly, the Notes were immediately converted on a one-to-one basis, into 1,706,596 common shares of the Company at a price of $0.37 per share.

8. PREFERRED SHARES

[A] AUTHORIZED

Unlimited Class A preferred shares, voting without par value
Unlimited Class B preferred shares, voting without par value

All holders of Class A preferred shares are entitled to receive notice and to attend all meetings of the stockholders of the Company and each has voting rights equivalent to those that the holder would have as if they were converted to common shares on that date.

The Class A preferred shares have preferential rights upon liquidation events, ranking senior to all other classes of shares which were outstanding prior to the issuance of the Class A preferred shares. The Class A preferred shares rank junior to all other classes of shares which are issued after the issue date.

Class A preferred stockholders are entitled to cumulative dividends at a rate equal to an 8% annual return. The dividends are payable upon liquidation and retraction or redemption of the Class A preferred shares. In the event that a dividend is declared on the common shares, the Class A preferred stockholders are entitled to receive the same dividend. In the event of liquidation, Class A preferred stockholders are entitled to receive, in preference to the holders of other shares, the original purchase price plus an amount accrued equal to the preferred share dividend compounded annually.

Each Class A preferred share is convertible, at the option of the holder, at any time, into one fully paid common share of the Company on a one-to-one basis, subject to adjustments as laid out in the subscription agreement.

In addition, the Class A preferred shares, excluding unpaid cumulative dividends, will automatically convert to common shares at the conversion ratio then in effect on occurrence of an initial public offering in which the net proceeds to the Company are at least $30,000,000, an offering price per share of at least five times the Class A original purchase price ($2.05 per share), and upon the approval of at least two-thirds of the outstanding Class A preferred stockholders.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

8. PREFERRED SHARES (CONT'D)

[A] AUTHORIZED (CONT'D)

The Class A preferred shares are retractable at the option of the holder any time after more than six years have passed since the issue date, at the issue price plus unpaid preferred dividends.

[B] ISSUED AND OUTSTANDING

CLASS A PREFERRED SHARES



                                                     PREFERRED       PREFERRED
                                                      SHARES          SHARES
                                                         #              $
                                                     ----------     ----------
BALANCE, DECEMBER 19, 2001
   [INCORPORATION] AND JUNE 30, 2002                         --             --
Issued for cash                                      36,402,438     17,289,268
Share issuance cost                                          --       (104,487)
                                                     ----------     ----------
BALANCE JUNE 30, 2003                                36,402,438     17,184,781
                                                     ==========     ==========


Pursuant to a share subscription agreement dated December 16, 2002 the Company issued 36,402,438 Class A preferred shares at $0.41 per share, for gross proceeds of $17,164,781, net of share issuance costs of $104,487.

Class A preferred shares have been classified mezzanine equity because these preferred shares are retractable at the option of the holder at any time after six years from the date of issuance.

During the year ended June 30, 2003, no Class A preferred shares were redeemed, retracted or converted.

At June 30, 2003, cumulative dividends in arrears on the Class A preferred shares amounted to $640,297. In addition, the Company has accrued the potential
Part VI.I tax of $67,310, related to the dividends accrued as part of dividends payable. This accrued amount relates to the Part VI.I tax that could be exigible on dividends. This tax is generally payable upon the payment of preferred dividends. On payment of this tax, the Company will be entitled to claim a tax deduction equal to three times the amount of any Part VI.I taxes actually paid. The benefit of this deduction has not been recorded in the accounts.

OCTIGABAY SYSTEMS CORPORATION

     NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)


9. COMMON STOCK

[A] AUTHORIZED

Unlimited common shares, voting without par value

[B] ISSUED AND OUTSTANDING

                                                            COMMON
                                                            SHARES
                                                            ISSUED     AMOUNT
                                                              #           $
                                                          ----------   -------
Balance, December 19, 2001 [date of incorporation]                --        --
Issuance upon incorporation of the Company                15,000,000       635
                                                          ----------   -------
BALANCE, JUNE 30, 2002                                    15,000,000       635
Issued upon conversion of convertible
   promissory notes [note 7]                               1,706,596   629,644
                                                          ----------   -------
BALANCE JUNE 30, 2003                                     16,706,596   630,279
                                                          ==========   =======


In July 2002, the Company's Board of Directors approved a 150 for 1 share split of the Company's outstanding common shares. All share amounts presented in the financial statements are shown after giving retroactive effect to the 150 for 1 share split.

[C] STOCK OPTIONS

In July 2002, the Company adopted an employee stock option plan ("ESOP") which authorized 1,000,000 common shares to be issued to employees, directors and consultants. In December 2002, the Company's Board of Directors approved the increase of the option pool to a total of 5,500,000 common shares.

The exercise price of the stock options is determined by the Board of Directors and will not be lower than the fair value of the common share at the date of grant. In general, 25% of the stock options granted vest on either: (a) the first anniversary from the date of commencement of employment service or (b) the first anniversary from the date of grant. The remaining options vest monthly in 1/48th increments. Stock options granted generally have a contractual life of seven years unless otherwise specified. The maximum contractual life of the stock options will not exceed a period of ten years.

OCTIGABAY SYSTEMS CORPORATION

     NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)


9. COMMON STOCK (CONT'D)

[C] STOCK OPTIONS (CONT'D)

Stock option transactions and the number of share options outstanding are summarized below:


                                                                        OPTIONS OUTSTANDING
                                                                 ---------------------------------
                                              COMMON SHARES        NUMBER OF           WEIGHTED
                                              AVAILABLE FOR        OPTIONED            AVERAGE
                                                  GRANT          COMMON SHARES      EXERCISE PRICE
                                                    #                  #                  $
                                              -------------      -------------      --------------
BALANCE, DECEMBER 19, 2001
   (INCORPORATION) AND JUNE 30, 2002                    --                 --               --
Reserved for issuance                            5,500,000                 --               --
Options granted                                (1,220,000)          1,220,000             0.38
                                               -----------          ---------             ----
BALANCE, JUNE 30, 2003                           4,280,000          1,220,000             0.38
                                                ==========          =========             ====


The following table summarizes information about stock options outstanding and exercisable at June 30, 2003:

                          OPTIONS OUTSTANDING                OPTIONS EXERCISABLE
                    --------------------------------     ------------------------
                     NUMBER OF                            NUMBER OF
EXERCISE            COMMON SHARES        REMAINING       COMMON SHARES   EXERCISE
PRICE                ISSUABLE          CONTRACTUAL        ISSUABLE         PRICE
     $                   #              LIFE (YEARS)          #              $
 ---------          -------------      -------------     -------------   --------
    0.38              1,220,000             6.40               --            --
    ----              ---------             ----             ----           ---
                      1,220,000             6.40               --            --
                      ---------             ----             ----           ---

STOCK-BASED COMPENSATION

For the year ended June 30, 2003, the Company incurred non-cash stock-based compensation expense of $4,025 related to stock options granted to members of the Company's Advisory Board. The fair value of the stock options was estimated using the Black-Scholes option pricing model and the minimum value method. The following weighted-average assumptions were used in the year ended June 30, 2003: dividend yield of 0%; expected volatility of zero; risk-free interest rate of 4.63%; and expected average option life of 7 years.

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)


9. COMMON STOCK (CONT'D)

[C] STOCK OPTIONS (CONT'D)

PRO FORMA DISCLOSURE OF THE STOCK-BASED COMPENSATION

Pro forma information regarding the results of operations is provided by SFAS 123 for stock-based awards to employees as if the Company had accounted for such awards using a valuation model permitted under SFAS 123.

The fair value of the Company's stock-based awards granted during the year was estimated using the Black-Scholes valuation model using the following assumptions:

                                       2003
                                      -------
Volatility                               zero
Expected life of options              7 years
Dividend yield                              0%
Risk free interest rate                  4.55%
                                      -------

For pro forma purposes, the estimated fair value of the Company's stock-based awards is amortized over the vesting period of the underlying options.

The effect on the Company's net loss and comprehensive loss of applying SFAS 123 to the Company's stock-based awards to employees would approximate the following:

                                                                    2003
                                                                     $
                                                                 ---------
Net loss and comprehensive loss                                  1,748,745
SFAS No. 123 compensation expense                                    8,252
                                                                 ---------
Pro forma net loss and comprehensive loss                        1,756,997
                                                                 =========

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

9. COMMON STOCK (CONT'D)

[D] WARRANTS

In December 2002, the Company entered into an agreement to issue to the founders of the Company 1,413,217 common share purchase warrants at an exercise price of $0.001 per share upon achievement of several performance related milestones as specified in the agreement. These warrants will be exercisable upon issuance and expire 60 days after the issuance date. If the milestones are not achieved on or before September 30, 2004, no warrants will be granted under this agreement thereafter. During the year ended June 30, 2003, no warrants were issued under this agreement.

[E] REPURCHASE OPTION ON FOUNDER STOCK

In December 2002, the founders of the Company entered into an amended and restated share repurchase agreement (the "Agreement"). In the event of voluntary resignation of the founder from employment with the Company or the termination of employment of the founder by the Company, the Company has the option to purchase any unvested founders shares at a price of $0.006 per share. The founders shares include common shares purchased by the founders upon the incorporation of the Company and the common shares acquired by the founders upon the exercise of bonus warrants [see note 9[d]], if any. The Company has the right to exercise the repurchase option from December 16, 2002 to November 16, 2005. Upon the closing of the venture capital financing that took place in December 2002 [see note 8], the Company's right to repurchase 25% of the founders shares expired, with the remaining 75% expiring equally over 36 months.

10. RESEARCH AND DEVELOPMENT

                                      YEAR ENDED     PERIOD FROM          PERIOD FROM
                                       JUNE 30,    DECEMBER 19, 2001    DECEMBER 19, 2001
                                         2003       TO JUNE 30, 2002     TO JUNE 30, 2003
                                          $               $                    $
                                      ----------   -----------------    -----------------
Research and development expenses      1,157,823          55,378           1,213,201
Investment tax credits                  (400,433)             --            (400,433)
                                       ---------          ------           ---------
                                         757,390          55,378             812,768
                                       =========          ======           =========

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

10. RESEARCH AND DEVELOPMENT (CONT'D)

The investment tax credits are subject to review and audit by Canada Customs and Revenue Agency. Although the Company has used its best judgment and understanding of the related income tax legislation in determining the amounts and timing of investment tax credits, it is possible that the amounts could change by a material amount in the near term depending on the results of any such review and audit.

At June 30, 2003, the Company has accrued a funding receipt of $500,928 which relates to the 2003 fiscal period. Of the total amount, $52,294 relates to the acquisition of capital assets [see note 5].

11. INCOME TAXES

Future income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company has recognized a valuation allowance for those future tax assets for which it is more likely than not that realization will not occur.

Significant components of the Company's future tax assets are as follows:


                                                                  2003
                                                                   $
                                                                --------
FUTURE TAX ASSETS:

Tax loss carryforwards                                           408,390
Research and development deductions and credits                  174,650
Excess of tax basis over book value of capital assets            (85,172)
Foreign exchange                                                 136,511
Other                                                              4,184
                                                                --------
Total future tax assets                                          638,563
Valuation allowance                                             (638,563)
                                                                --------
Net future tax assets                                                 --
                                                                ========

OCTIGABAY SYSTEMS CORPORATION

                  NOTES TO FINANCIAL STATEMENTS

June 30, 2003 and 2002                               (expressed in U.S. dollars)

11. INCOME TAXES (CONT'D)

The Company has non-capital loss carryforwards available to offset future taxable income in Canada and federal investment tax credit carryforwards to offset against future taxes payable that expire as follows:


                            INVESTMENT     NON-CAPITAL
                            TAX CREDITS      LOSSES
                                $              $
                            -----------    -----------
2009                              --         214,586
2010                              --         931,934
2013                          53,735             --
                              ------       ---------
                              53,735       1,146,520
                              ======       =========


12. COMMITMENTS

The Company has the following minimum lease payments under an operating lease for premises:

                        $
                     -------
 2004                151,391
 2005                194,063
 2006                259,740
 2007                141,002
                     -------
                     746,196
                     =======


Rental expense for the year ended June 30, 2003 was $28,223 [2002 - $7,429; inception to date -$35,652].

The Company has the option to renew the lease for 3 additional years at the end of the initial lease term.